Private Placement	12 Months Ended
Dec. 31, 2025
Private Placement [Abstract]
Private placement
Note 4—Private Placement
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 300,000 Private Placement Units at a price of $10.00 per Private Placement Unit in a Private Placement for an aggregate purchase price of $3,000,000. Condor Investments V, an affiliate of the representative of the underwriters of the Initial Public Offering invested $500,000 in, and was admitted as a member of, the Sponsor in connection with the closing of the Initial Public Offering in exchange for interests in the Sponsor corresponding to 50,000 Private Placement Units and 200,000 Founder Shares (see Note 5). Each Private Placement Unit consists of one Private Placement Share and Private Placement Warrant. Each Private Placement Warrant will become exercisable 30 days after the completion of the initial Business Combination and will not expire except upon liquidation; provided, however, that for so long as they are held by BTIG or its affiliates or associated persons, the Private Placement Warrants will not be exercisable more than five years from the commencement of sales in the Initial Public Offering in accordance with Financial Industry Regulatory Authority (“FINRA”) rules. If the initial Business Combination is not completed within the Combination Period, the proceeds from the sale of the Private Placement Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law).